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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 5, 2008, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-152697) and related Prospectus of HSN, Inc. dated August 20, 2008.

/s/ Ernst & Young LLP
New York, New York August 19, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm